UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Federal                   000-51208                    20-2659598
  --------------------------  --------------------------      -----------------
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street, Brooklyn, NY                                        11201
--------------------------------------                               -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.                 Other Events
                           ------------

     On August 21, 2007, the Board of Directors of Brooklyn Federal Bancorp, Inc. (the "Company") announced the authorization of its second stock repurchase program pursuant to which the Company intends to repurchase up to $2.0 million of the Company's publicly held outstanding shares of common stock.

     A copy of the press  release  announcing  this item is  attached as Exhibit
99.1. The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.                 Financial Statements and Exhibits
                           ---------------------------------

  (a) Financial Statements of Businesses Acquired. Not applicable.
  (b) Pro Forma Financial Information. Not applicable.
  (c) Shell Company Transactions. Not applicable.
  (d) Exhibits.

          Exhibit No.               Description

              99.1 Press release issued by the Company on August 21, 2007 announcing its second stock repurchase program.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 BROOKLYN FEDERAL BANCORP, INC.



DATE:  August 21, 2007                     By:/s/ Richard A. Kielty
                                              ----------------------
                                              Richard A. Kielty
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description

                    99.1                    Press release dated August 21, 2007